SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 5, 2005
                                                           -------------

                                   CHARTERMAC
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


           1-13237                                     13-3949418
           -------                                     ----------
  (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02. Results of Operations and Financial Condition
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The information furnished by CharterMac (the "Company") with the Current Report on Form 8-K furnished on March 3, 2005, as amended by the Current Report on Form 8-K/A filed on March 16, 2005, is hereby supplemented by the information set forth in the Company's press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act.



Item 3.01(a) Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
               -------------------------------------------------------------

On April 5, 2005, the Company received a letter from the American Stock Exchange ("Amex") notifying the Company that it was not in compliance Section 1101 of the Amex Company Guide, and accordingly was not in compliance with Amex continued listing standards, because the Company had not filed its Annual Report on Form 10-K. On April 7, 2005, the Company filed its Annual Report on Form 10-K, thereby complying with the listing standards.



Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits

        99.1 Press Release dated April 11, 2005, "CharterMac Details Previously Announced Revisions to 2004 Financial Statements."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CharterMac
                                            (Registrant)



                                            BY:    /s/ Stuart J. Boesky
                                                   --------------------
                                                   Stuart J. Boesky
                                                   Chief Executive Officer
        April 11, 2005